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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported) July 19, 1999


                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)



         DELAWARE                      1-5885                  13-2625764
  (State or other juris-             (Commission              (IRS Employer
 diction of incorporation)          File Number)           Identification No.)



        60 WALL STREET, NEW YORK, NEW YORK                  10260-0060
     (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (212) 483-2323
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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

        On July 19, 1999, the Registrant issued a press release announcing its earnings for the three-month and six-month periods ended June 30, 1999. A copy of such press release is filed herein as Exhibit 99a. Also, the Registrant made available segment results, reflecting recent management reporting changes, for the first quarter of 1999, for each of the four quarters of 1998, and the full years 1998, 1997, and 1996. A copy of such information is attached hereto as Exhibit 99b.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial Statements

            NONE.

        (b) Pro Forma Financial Information

            NONE.

        (c) Exhibits

            12.  Statement re computation of ratios.

            99a. Copy of press release of J.P. Morgan & Co. Incorporated dated
                 July 19, 1999.

            99b. Segment results
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          J.P. MORGAN & CO. INCORPORATED
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                                          (REGISTRANT)


                                          /s/Grace B. Vogel
                                          ----------------------------
                                          NAME:  Grace B. Vogel
                                          TITLE: Chief Accounting Officer



DATE: July 19, 1999